Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Roger M. Boissonneault, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Warner Chilcott Limited;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 17, 2009

/s/ Roger M. Boissonneault
Name: Roger M. Boissonneault
Title: President and Chief Executive Officer